UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2015

Date of Report

(Date of earliest event reported)

CITADEL EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54639	27-1550482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 31st Street, Unit A
Newport Beach, CA 92663
(Address of principal executive offices)

(949) 612-8040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Change in Registrant’s Certifying Accountant

On April 24, 2015, Citadel Exploration, Inc. (“Company”) dismissed its auditor, De Joya Griffith, LLC (“Former Auditor”). None of the Former Auditor’s reports on the Company over the past two fiscal years ending December 31, 2014 and December 31, 2013 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for an “emphasis of matter” paragraph regarding a going concern uncertainty.  The decision to dismiss the Former Auditor was approved by the Company’s Board of Directors. There were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has hired Anton & Chia, LLP as its new auditor. Their main office is located at 3501 Jamboree Road Suite 540 Newport Beach, CA 92660. www.ancsecservices.com

The Company has provided a copy of the foregoing disclosures to De Joya Griffith, LLC and requested that De Joya Griffith, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether De Joya Griffith, LLC agrees with the above statements. A copy of De Joya Griffith, LLC letter, dated April 29, 2015, is filed as Exhibit 16.1 to this Form 8-K.

 Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from De Joya Griffith, LLC to Securities and Exchange Commission – Dated April 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL EXPLORATION, INC.

By: /s/ Armed Nahabedian
Armen Nahabedian Chief Executive Officer

Date: April 30, 2015